EXHIBIT 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Malcolm J. Wright, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the
Quarterly Report of American Leisure Holdings, Inc. on Form 10-QSB for the quarterly period ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of American Leisure Holdings, Inc.


Date:  November 21, 2005

                                        By: /s/ Malcolm J. Wright
                                            ---------------------
                                            Malcolm J. Wright,
                                            Chief Executive Officer, and
                                            Chief Financial Officer

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